                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

            Each of the undersigned Directors of National Interstate Corporation, an Ohio corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-1, Form 8-A or other appropriate forms and any amendments or supplements thereto under the Securities Act of 1933, as amended, with respect to this offering of securities, hereby appoints Michael A. Schroeder and Gary N. Monda, and each of them acting individually, his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to sign any and all registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof

      This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

Name                               Title                                            Date
----                               -----                                            ----
/s/ Alan Spachman                  Chairman of the Board and President              09/24/04
------------------------------     (Principal Executive Officer)
     Alan R. Spachman


/s/ Donald D. Larson               Director                                         09/24/04
------------------------------
     Donald D. Larson

/s/ Keith A. Jensen                Director                                         09/24/04
------------------------------
     Keith A. Jensen

/s/ Karen Holley Horrell           Director                                         09/24/04
------------------------------
     Karen Holley Horrell

/s/ Gary J. Gruber                 Director                                         09/24/04
------------------------------
     Gary J. Gruber

/s/ Joel Schiavone                 Director                                         09/24/04
------------------------------
     Joel Schiavone

/s/ Theodore H. Elliott, Jr.       Director                                         09/24/04
------------------------------
     Theodore H. Elliott, Jr.